UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 11, 2008

Xtreme Motorsports International, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-62690	65-1000634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1445 American Pacific Drive, Suite 110-350, Henderson, NV	89074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  1-800-288-3099

Rhino Outdoor International, Inc.

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

  Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective August 11, 2008, the Registrant completed a one-for five hundred (1-for-500) reverse stock split for shareholders of record as of July 1,2008. In addition, effective August 11, 2008, the Registrant changed its corporate name to Xtreme Motorsports International, Inc.

Information regarding the name change was disclosed previously in the Registrant’s definitive Information Statement filed with the Commission on July 21, 2008. After completion of the reverse stock split, the Registrant has approximately 324,585 shares of Common Stock issued and outstanding.

The Registrant’s new trading symbol is XTMM.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xtreme Motorsports International, Inc.

Dated: August 12, 2008	By:	/s/ Howard Pearl
President